Alcan Investor Workshop
Toronto, October 3, 2006
Michel Jacques
President and CEO, Alcan Engineered
Products

©  2  0  06  A  L  C  A  N  I  N  C.Slide 2
Forward Looking Statements
Statements made in the course of this presentation which describe the
Company's or management’s objectives, projections, estimates,  expectations or predictions may be "forward-looking statements" within the meaning of securities laws.  All statements that address the Company's expectations or projections about the future including statements about the Company's growth, cost reduction goals, operations reorganization plans, expenditures and financial results are forward-looking statements.  that, by their nature, forward-looking statements involve risk and uncertainty and actual actions or results could differ materially. Reference should be made to the most recent Form 10-Q for a summary of factors that could cause such differences. In addition, certain non-GAAP measures are used which are reconciled to the comparable GAAP measures herein or on the
Company’s website at www.alcan.com in the “Investors” section.

©  2  0  06  A  L  C  A  N  I  N  C.Slide 3
Agenda
■
Laying a solid foundation
■
Group overview
■
An inter-connected network
■
Dressed for success
■
Competitive position
■
Enriching the portfolio
■
Driving operational excellence
■
Leveraging shared resources
■
Technology & innovation
■
Building on our strengths
■
Strategic intent
■
Aerospace
■
Specialty Sheet
■
Cable
■
Composites
■
Committed to maximizing value
■
Profitable growth
■
Financials
■
Summary

©  2  0  06  A  L  C  A  N  I  N  C.Slide 4
Value-based diversification
Cable
Extruded
Service Centers (ASC)
International Network (AIN)
Rolled Products Ravenswood
Specialty Sheet
Cable
Products
Composites
Aerospace, Transport & Industry
(ATI)
Automotive Solutions
2005
Sales (3rd):  US$ 6.0bn
Employees: 15,000
Sites:           120
Countries:   32
2001
Sales (3rd): US$ 1.6bn
Employees: 6,200
Sites:           30
Countries:   14
Layinga solid foundation
Engineered Products

©  2  0  06  A  L  C  A  N  I  N  C.Slide 5
Rapid expansion; greater scope and wider geographic footprint
Revenues by Geography - 2005
Third-Party Sales Revenues
$1.6
$5.5
$6.0
Layinga solid foundation
Engineered Products

©  2  0  06  A  L  C  A  N  I  N  C.Slide 6
Common technology/processes, supply chain and markets
Technology
and Processes
Supply
Chain
Markets,
Applications
Casting,Rolling,Extr.
Casting,Rolling
Casting,Extrusion
Casting,Plastics Extr.
Casting,Rolling
Plastics Extr.
Aero, Ind, Build,Trans
Aero, Auto, Trans, Ind
Aero, Auto, Trans
Auto, Building, Ind
Auto
Building, Trans, Ind
Energy, Building
Building, Energy, Trans
All markets
AIN
ASC
ATI
ARP (Ravenswood)
Specialty Sheet
Extrusions
Composites
Cable
Automotive Solutions
Layinga solid foundation
An Inter-connected Network

©  2  0  06  A  L  C  A  N  I  N  C.Slide 7
■
Important and valued customer relationships span BUs
■
Unique portfolio of complementary capabilities and products
■
Scale and scope to offer complete customer-specific solutions
■
Deep knowledge of the properties of aluminium and other light-weight materials
■
Extensive international sales and distribution networks
■
World-class R&D facilities and technology networks to transfer best practices
■
Alcan’s name, reputation and management systems (AIMS)
EP…greater than the sum of its parts
Layinga solid foundation
Dressed for Success

©  2  0  06  A  L  C  A  N  I  N  C.Slide 8
Aerospace
•
#1 in Europe, #2 in North America
•
World-class R&D and unique equipment

Specialty Sheet
•
#1 in European can stock
•
Advantaged manufacturing configuration
Cable
•
Strong market positions in North America
•
Substitution growth/innovative products
Composites
•
Brand leader
•
Unique portfolio and innovative products
Extrusions
•
#1 in hard alloys and large profiles in
Europe
•
Strong market positions in soft alloys
Good to excellent positions in most businesses
Revenues by Business Unit -2005
Key Market Positions
Layinga solid foundation
* Includes Ravenswood
Competitive Position

©  2  0  06  A  L  C  A  N  I  N  C.Slide 9
■
Acquisitions:
■
Composites (Baltek/Gatorcor - USA)
■
Distribution (Almet - Germany)
■
Building wire (Prewired Systems - USA)
■
Exits :
■
General distribution (France)
■
Air freight containers (Germany)
■
Automotive castings (Germany)
■
Roll-bond (France)
■
High-purity smelting & rolling (France)
■
Mass transport systems (Switzerland)
■
Cast plate (USA)
Putting Value Based Management into action
Enriching the Portfolio
■
Restructuring/Streamlining:
■
Combined Singen and Sierre extrusion
■
Focused automotive activities in Singen
on crash management systems
■
Optimized composites production in
Singen improving utilization,
competitiveness and customer service
■
Closed balsa mill in Ecuador and
improved productivity
■
Announced restructuring of aero
stringer business and closure of
Workington
Layinga solid foundation

©  2  0  06  A  L  C  A  N  I  N  C.Slide 10
Striving to be the best in all that we do – leveraging AIMS
■
EHS First  – non-negotiable component of growth strategy
■
Fit for Future
■
Objective: accelerate pursuit of operational excellence
■
Focus on key operational levers
■
Structured approach, common language, shared methodologies, explicit operational targets and monitoring of results
■
Leveraging Alcan’s CI system and tool box
■
80 initiatives launched with significant value creation
■
I2P – using the power of information to strengthen our competitive edge
Layinga solid foundation
Driving Operational Excellence

©  2  0  06  A  L  C  A  N  I  N  C.Slide 11
Sales and technology networks
Leveraging Shared Resources
Layinga solid foundation
■
Extensive sales and distribution network
■
Alcan International Network  - global reach, materials and market expertise, strong positions in chemicals and in Asia  - 32 locations serving 65 countries
■
Alcan Service Centers - linkage value for composites and plate; provides access to smaller customers across Europe  - 33 locations in 11 countries
■
World-class R&D Centers
■
Unique know-how through two world-class R&D centers
■
Mandate: Innovation to offer new sustainable solutions to EP and its customers
■
Roadmaps govern the development of business critical technologies.

©  2  0  06  A  L  C  A  N  I  N  C.Slide 12
Innovation.....as a source of growth
•
Continuing development has given a lead
position for 3rd generation Al-Li alloys.
•
New design concepts meet targets for cost
and weight reduction
Aluminum-Lithium Alloys
•
Co-development with customers’
engineering teams with a focus on
functional innovation has resulted in major
new orders:
Crash Management Systems
  Mercedes CL
  Citroën C4 Picasso
•
Customer focus and value innovation key
to identifying target applications in wind
energy, marine and road & rail markets.
Structural Composites
•
Prototyping, field
testing and scale up
are key capabilities.
•
Acquisition of a start-up company gives
access to new, externally developed
technology.
Building Wire Applications
•
Complements existing
value proposition in
feeder and distribution
cables.
Layinga solid foundation
Technology and Innovation

©  2  0  06  A  L  C  A  N  I  N  C.Slide 13
■
Continuing drive towards operational excellence
■
Streamlining and selective expansion of existing
businesses
■
Extension of geographic footprint
■
Move into adjacent activities
With a solid foundation …capitalize on most attractive growth options
Building on our strengths
Strategic Intent

©  2  0  06  A  L  C  A  N  I  N  C.Slide 14
A leading global supplier of aerospace products
Key Statistics
•
Sales revenues*: $1.4 B
•
Capital employed: $460 M
•
Sites: 9
•
Employees: 4,000
* 2005 3rd party sales; all stats include Ravenswood
Competitive Position - Aerospace
•
Unique capabilities and equipment
•
Proprietary alloys, including Al-Li
•
Full offering: plate, sheet, hard-alloy
extrusions
•
Expanded capacity
•
Able to serve customers in all major markets
•
#1 supplier in Europe and #2 in NA
Aerospace Revenues by Market - 2005
Commercial
80%
Military
10%
Regional and
Business Jets
10%
Building on our strengths
Aerospace, Transportation & Industry

©  2  0  06  A  L  C  A  N  I  N  C.Slide 15
Ravenswood, USA
•
Capex: $29 million
•
20% increase in
plate capacity
•
Start-up: Aug to
Oct 2006
Issoire, France
•
Capex: $28 million
•
20% increase in
plate capacity
•
Commissioned
June 2006
Growing with our customers
Aircraft Plate Market
Building on our strengths
Aerospace Plate Expansions

©  2  0  06  A  L  C  A  N  I  N  C.Slide 16
Capitalizing on our unique capabilities and strong customer relations
Aerospace
Building on our strengths
■
Long-term supply agreements with Boeing, Airbus and other commercial aircraft manufacturers
■
Newly signed multi-year agreement for heavy gauge plate for F-35 fighter
■
Increased plate capacity in Europe and North America to meet demand
■
Continuing R&D effort for 3rd generation aluminium-lithium solutions –
already the most active supplier
■
Development of specialized solutions for industrial plate and increased capacity and branding efforts
■
Expansion opportunities in new geographic market

©  2  0  06  A  L  C  A  N  I  N  C.Slide 17
Competitive Position
•
Strong positions in key markets of
service cable, building wire and strip
•
Vertically integrated supply chain
•
World-class technical expertise
•
Excellent customer service
•
Innovative products
An integrated producer of rod, strip, wire and cable
Key Statistics
•
Sales revenues*: $618 M
•
Capital employed: $110 M
•
Sites: 8
•
Employees: 1,000
*2005 3rd party sales
Revenues by Market - 2005
Building on our strengths
Cable

©  2  0  06  A  L  C  A  N  I  N  C.Slide 18
Exploit growth opportunities resulting from material substitution
242M lbs
64M lbs
45M lbs
8M lbs
Building Wire market 2005  (US)
359M pounds*
 Cu - 70%    Al - 30%
Residential Market
 Cu -16%  Al - 84%
Non-Residential Market
Cu -79%   Al - 21%
Copper
Aluminum
*Source: Census Bureau with Copper
market converted to represent feeder
sizes in equivalent Aluminum weight
Building on our strengths
Cable

©  2  0  06  A  L  C  A  N  I  N  C.Slide 19
Building on a strong and growing base
Building on our strengths
Cable
■
Strong base business
■
Exploit the growing NA building market demand by:
■
Strengthen market presence; increase field application engineers
■
Improving productivity in building wire
■
Increase strip capacity
■
Extending downstream into pre-wired systems (Modex)
■
Develop export markets (Mexico, China)
■
Develop new products (eg: N2 MC Nual®  launched in August ‘06)

©  2  0  06  A  L  C  A  N  I  N  C.Slide 20
Growth through innovation, geographic expansion and acquisitions
Building on our strengths
Composites
■
Architecture
■
Paint-line in China acquired in Q1-06
■
Profitability improvements achieved in Q2-06
■
Expansion into new geographies under evaluation
■
Display
■
14 new products launched since the beginning of 2005
■
Potential acquisitions being evaluated
■
Core materials
■
Capacity increases and productivity improvements to meet strong market demand
■
Portfolio extension through innovation and potential acquisitions

©  2  0  06  A  L  C  A  N  I  N  C.Slide 21
■
Selective expansion of existing businesses
■
Aerospace: Issoire, Ravenswood
■
Engineered plate: Sierre
■
Specialty Sheet: can body and auto body Europe
■
Extension of geographic footprint
■
Eastern Europe: extrusion plant in Slovakia
■
China/India: projects under review
■
Move into adjacent activities
■
Composites
■
New businesses: other light-weight materials or services
■
Innovation: customer-focused R&D
Some already realized…..many more opportunities ahead
Committed to maximizing value
Profitable Growth

©  2  0  06  A  L  C  A  N  I  N  C.Slide 22
Significant value creation potential
Operating BGP Margin
Financials
ROCE – after tax
H1   H2
H1   H2
H1   H2
H1  H2
H1  H2
H1  H2
Committed to maximizing value

©  2  0  06  A  L  C  A  N  I  N  C.Slide 23
■
Enrich portfolio and maintain capital discipline
■
Exit businesses with no potential to create value; almost completed
■
Direct capital to best growth options; capital discipline in traditional businesses
■
Leverage scale and scope
■
Share resources and expertise in procurement, metal management, EHS, R&D,
CI
■
Implement a new integrated management information system (I2P)
■
Improve operational performance through Fit For Future initiative
■
Share knowledge through technology and best practice networks, market forums
■
Capitalize on profitable and sustainable growth opportunities
■
Allocate capital and resources to grow most attractive end markets
■
Foster innovation as a source of growth
■
Build capabilities to enter emerging and fast-growing geographic markets
■
Seek opportunities to consolidate capacity in profitable mature markets
Committed to maximizing value
Committed to maximizing value
Summary

©  2  0  06  A  L  C  A  N  I  N  C.Slide 24
APPENDIX

©  2  0  06  A  L  C  A  N  I  N  C.Slide 25
Profitable market with high entry barriers
Extruded products
Rolled products (plates
and sheets)
Castings
Lower  wing skin panels
Upper wing skin panels
Fuselage stiffeners
Floor beams
Wing ribs
Seat tracks
Fuselage panels
Fuselage frames
Upper  stringers
Lower stringers
Doors
Fan frames
Wing spars
Aluminum Applications

©  2  0  06  A  L  C  A  N  I  N  C.Slide 26
Differentiation through strong position in specialty extrusions
Key Statistics
•
Sales revenues*: $737 M
•
Capital employed: $250 M
•
Sites:10**
•
Employees:3,000
*2005 3rd party sales      ** Slovakia under
construction
Building on our strengths
Strategic Position
•
#1 in hard alloys and large profiles
•
Strong presence in soft alloys mainly in
France and Germany
•
Growth opportunities in Eastern Europe
and Asia
Revenues by Market - 2005
Extruded Products

©  2  0  06  A  L  C  A  N  I  N  C.Slide 27
Streamline operations in W. Europe, expand in E. Europe and Asia
■
A key player in Europe, maintaining its focus on speciality products
■
Strong customer relationships
■
Asset optimization in Western Europe
■
Extrusions in France
■
Combination of large profile activities in Germany and Switzerland
■
Growing in the East
■
Build on highly successful operation in Decin (Czech Republic)
■
Expand soft alloy business in Eastern Europe (Slovakia 2007)
■
Develop presence in China
Building on our strengths
Extruded Products

©  2  0  06  A  L  C  A  N  I  N  C.Slide 28
Competitive Position
•
Advantaged manufacturing
configuration
•
Experienced and well located
•
#1 can body
•
#1 bright sheet and closure stock
•
#3 auto body sheet
•
Recycling capabilities
Advantaged manufacturing configuration
Key Statistics
•
Sales revenues*: $1.1 B
•
Capital employed: $590 M
•
Sites: 2
•
Employees: 2,400
*2005 3rd party sales
Revenues by Market - 2005
Auto
12%
Foil Stock &
Paint Stock
18%
Anodizing & Plain
Can & Food Stock
43%
Closures
7%
Bright
8%
12%
Building on our strengths
Specialty Sheet

©  2  0  06  A  L  C  A  N  I  N  C.Slide 29
Selective participation, differentiated value proposition
Specialty Sheet
■
Strengthen leadership position in the European can and closure business
■
Exploit market growth resulting from steel can substitution in Europe
■
Grow selectively auto business through innovative and customized solutions
■
Grow in new geographic markets
■
Strengthen participation in the bright and foil stock business
■
Leverage unique recycling capabilities
■
Align manufacturing system with participation strategy, supported by operational excellence programs
Building on our strengths

©  2  0  06  A  L  C  A  N  I  N  C.Slide 30